SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 20, 1997

          FINANCIAL ASSET SECURITIES CORP.,(as depositor under the Pooling and Servicing Agreement, dated as of June 9, 1997, providing for the issuance of Financial Asset Securities Corp., Cityscape Home Equity Loan Trust, Series 1997-C, Home Equity Loan Pass-Through Certificates)

       -------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)

         Delaware                    333-29381       06-1442010
----------------------------       -------------  ------------------
(State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)             File Number)   Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                 06830
----------------------                              ----------
(Address of Principal                               (ZIP Code)
 Executive Offices)

Registrant's telephone number, including area code: (203) 625-2700
                                                    --------------


Item 5.  Other Events.
----     ------------


Filing of Structural Term Sheets, Computational Materials and Collateral
------------------------------------------------------------------------
Terms Sheets
------------

     In connection with the offering of the Cityscape Home Equity Loan Trust, Series 1997-C, Home Equity Loan Pass-Through Certificates (the "Certificates"), Greenwich Capital Markets, Inc. ("GCM"), as lead managing underwriter of the Certificates, has prepared certain structural terms sheets ("Structural Term Sheets") related computational materials ("Computational Materials") and related collateral term sheets ("Collateral Term Sheets") for distribution to potential investors. Similarly, Prudential Securities Incorporated ("PSI"), as co-managing underwriter, has used a Structural Term Sheet, Computational Materials and Collateral Term Sheets. Although the Registrant provided the GCM and PSI certain information regarding the characteristics of the assets in the related portfolio of mortgage loans, the Registrant did not participate in the preparation of the Structural Term

Sheets, Computational Materials or Collateral Term Sheets. Prior to or concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing the Collateral Term Sheets and Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Collateral Term Sheets for Cityscape
               Home Equity Loan Trust, Series 1997-C,
               used by GCM.

          99.2 Collateral Term Sheets for Cityscape
               Home Equity Loan Trust, Series 1997-C,
               used by PSI.

          99.3 Computational Materials for Cityscape
               Home Equity Loan Trust, Series 1997-C,
               used by GCM.

          99.4 Computational Materials for Cityscape
               Home Equity Loan Trust, Series 1997-C,
               used by PSI.

          99.5 Structural Term Sheet used by GCM.

          99.6 Structural Term Sheet used by PSI.


                                  SIGNATURES

     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, State of Connecticut, on June 27, 1997.


                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
                                  ----------------------------
                                       Peter McMullin



             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
        COLLATERIAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.



                                 Exhibit 99.1
                                ------------


                      COLLATERAL TERM SHEETS USED BY GCM

                                     for

                       FINANCIAL ASSET SECURITIES CORP.

               Cityscape Home Equity Loan Trust, Series 1997-C




             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
        COLLATERIAL TERM SHEETS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.



                                 Exhibit 99.2
                                ------------


                      COLLATERAL TERM SHEETS USED BY PSI

                                     for

                       FINANCIAL ASSET SECURITIES CORP.

               Cityscape Home Equity Loan Trust, Series 1997-C




             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
        COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.



                                 Exhibit 99.3
                                ------------


                     COMPUTATIONAL MATERIALS USED BY GCM

                                     for

                       FINANCIAL ASSET SECURITIES CORP.

               Cityscape Home Equity Loan Trust, Series 1997-C




             IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE
        COMPUTATIONAL MATERIALS ARE BEING FILED IN PAPER PURSUANT TO A
                        CONTINUING HARDSHIP EXEMPTION.



                                 Exhibit 99.4
                                ------------


                     COMPUTATIONAL MATERIALS USED BY PSI

                                     for
                       FINANCIAL ASSET SECURITIES CORP.

               Cityscape Home Equity Loan Trust, Series 1997-C